EXHIBIT 32.2

CERTIFICATION
OF
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bin Liu, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Kingold Jewelry, Inc. on Form 10-Q for the period ended September 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Kingold Jewelry, Inc.

Date: November 12, 2010	/s/ Bin Liu
Bin Liu
Chief Financial Officer and Principal Executive Officer